MFS(R) Emerging Markets Debt Fund
                       MFS(R) Emerging Markets Equity Fund
                           MFS(R) Global Equity Fund*
                           MFS(R) Global Growth Fund*
                         MFS(R) Global Total Return Fund
                        MFS(R) International Growth Fund
                         MFS(R) International Value Fund
                    MFS(R) International New Discovery Fund*
                       MFS(R) Research International Fund*

         Supplement dated October 1, 2003 to the Current Prospectus and
                      Statement of Additional Information


This Supplement describes a new redemption fee that you will be charged on redemptions and exchanges made within 30 calendar days of acquiring shares of the MFS global and international funds listed above. Effective December 8, 2003, each of these funds will charge a 2% redemption fee on proceeds from shares you redeem (either by redemption or exchange) within 30 days following the acquisition (by purchase or exchange) of fund shares. This fee applies only to shares acquired on or after December 8, 2003. Shares held for more than 30 days are not subject to the 2% redemption fee.

The funds are intended for long-term investors and can experience substantial price fluctuations. Short-term investors who move assets into and out of the funds, including investors attempting to profit from these fluctuations, create transaction and other administrative costs that are borne by all shareholders. The new fee, which is retained by the funds, ensures that short-term investors pay their share of these transaction costs, which would otherwise be borne by long-term shareholders.

For purposes of applying the redemption fee, shares you have held the longest will be treated as being redeemed first, and shares you have held the shortest will be treated as being redeemed last. If you transfer your shares to a different account registration or convert them to a different share class, the shares will retain their original purchase date and continue to be subject to the redemption fee. If you transfer or convert less than 100% of your account balance, we will carry over the original purchase date of your shares on a proportionate basis.

The redemption fee will not apply to certain classes of shareholders, including certain omnibus accounts (e.g., certain 529 college savings plan accounts, certain 401(k) and other retirement accounts), systematic withdrawal plan accounts, automatic exchange plan accounts or shares acquired through the reinvestment of dividends. The redemption fee will be waived in the event of the death of a shareholder and with respect to Class B shares of the funds (however, the redemption fee is expected to apply to Class B shares of the funds approximately the end of the third quarter of 2004). Each fund may waive or not impose the redemption fee for other categories of investors or situations in its discretion, and may impose the redemption fee or withdraw waivers in its discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

In addition, the funds will remove their exchange eligibility requirement, where applicable, that shares must be registered in the name of a shareholder or his or her financial advisor for at least 15 days prior to an exchange. Accordingly, the section entitled "How to Exchange Shares" in each of the funds' respective prospectus will be revised by deleting the reference to this eligibility requirement.

                 The date of this Supplement is October 1, 2003.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.